EXHIBIT 99.1

Notice No. 06-90

February 14, 2006

NYMEX Informational Stockholders Meeting -- March 2, 2006

Please be advised that the definitive Proxy Statement and related documents in connection with the General Atlantic transaction were mailed to NYMEX's stockholders who were stockholders of record on February 8, 2006. Please note that if your address of record is a maildrop at One North End Avenue, you can obtain the documents from that location. If you have not received these documents, please contact Donna Talamo at (212) 299-2372. The Special Meeting of stockholders to vote on this transaction will be held on March 13, 2006.

An informational stockholders' forum is scheduled to be held on Thursday, March 2, 2006 at 3:00 p.m. at the Exchange's headquarters, One North End Avenue, 10th Floor, New York City.

If you have any questions regarding the Proxy Statement or voting instructions, please contact Donna Talamo, Vice President & Assistant Corporate Secretary at 212-299-2372.

Forward Looking and Cautionary Statements

This Notice to Members may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to our future performance, operating results, strategy, and other future events. Such statements generally include words such as could, can, anticipate, believe, expect, seek, pursue, proposed, potential and similar words and terms, in connection with any discussion of future results, including our ability to consummate the proposed merger or the proposed private placement and to use the proceeds therefrom to make the extraordinary cash distribution and/or to pay fees and expenses incurred in connection with the merger or the private placement of Series A Preferred Stock to General Atlantic, and our exploration of and ability to consummate, including as a result of market conditions, a potential initial public offering or other strategic alternative. Forward-looking statements involve a number of assumptions, risks, and uncertainties, any of which may cause actual results to differ materially from the anticipated, estimated, or projected results referenced in the forward-looking statements. In particular, the forward-looking statements of NYMEX Holdings, Inc., and its subsidiaries are subject to the following risks and uncertainties: difficulties, delays, unexpected costs or the inability to consummate, in whole or in part, the proposed merger or the proposed private placement and to use the proceeds therefrom to make the extraordinary cash distribution and/or to pay fees and expenses incurred in connection the merger or with the private placement, and our determination not, or difficulties, delays or unanticipated costs in our ability, including as a result of market conditions, to consummate a potential initial public offering or other strategic alternative; the success and timing of new futures contracts and products; changes in political, economic, or industry conditions; the unfavorable resolution of material legal proceedings; the impact and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions, including without limitation, actions by the Commodity Futures Trading Commission; and terrorist activities, international hostilities or natural disasters, which may affect the general economy as well as oil and other commodity markets. We assume no obligation to update or supplement our forward-looking statements.

Statement Regarding Available Information

Please note this is not intended to be a solicitation for proxy. In connection with the proposed private placement, NYMEX has filed with the Securities and Exchange Commission and distributed to its stockholders a proxy statement. NYMEX's stockholders are urged to read the proxy statement in its entirety, and any other related documents NYMEX may issue, because they will contain important information about NYMEX, the transaction, the persons soliciting proxies in connection with the transaction and the interests of these persons in the transaction and related matters. These documents may be obtained for free at the SEC's website (www.sec.gov). Additional information on how to obtain these documents from NYMEX will be made available to stockholders.

NYMEX, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from NYMEX's stockholders in connection with the proposed private placement. Information about the directors and executive officers of NYMEX and their ownership of NYMEX stock is set forth in the proxy statement. Information regarding the interests of NYMEX's directors and executive officers in the proposed private placement are included in the proxy statement.